SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)


Filed by the Registrant /X/
Filed by a Party other than the Registrant o

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or
                  Section 240.14a-12

                            TRINITECH SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Persons(s) Filing Proxy Statement)

         Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------


         (5)      Total fee paid:
--------------------------------------------------------------------------------


         / /      Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------


         (3)      Filing Party:

--------------------------------------------------------------------------------


         (4)      Date Filed:

--------------------------------------------------------------------------------

                             TRINITECH SYSTEMS, INC.
                              Stamford Harbor Park
                                333 Ludlow Street
                               Stamford, CT 06902


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                           To be held October 21, 1999

To the Shareholders of TRINITECH SYSTEMS, INC.

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Trinitech Systems, Inc. (the "Company") will be held on October 21, 1999 at 10:00 A.M. local time, at Stamford Harbor Park, 333 Ludlow Street, Stamford, CT 06902 for the following purposes:

         1.       To  ratify  and  approve  an   amendment   to  the   Company's
                  Certificate of Incorporation to change the name of the Company from Trinitech Systems, Inc. to NYFIX, Inc.;

         2. To ratify and approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, $.001 par value of the Company (the "Common Stock") from 15,000,000 to 60,000,000 and increase the number of authorized shares of preferred stock, $1.00 par value of the Company (the "Preferred Stock") from 1,000,000 to 5,000,000; and

         3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on September 14, 1999 as the record date for the Meeting. Only shareholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

         You are invited to attend the Meeting but your attendance is not required. Whether or not you plan to attend the Meeting, the Board of Directors urges you to complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person if you attend the Meeting. The prompt return of the proxy card will be of assistance in preparing for the Meeting and you cooperation will be appreciated.

                                            By Order of the Board of Directors,


                                            Richard A. Castillo
                                            Secretary

Stamford, Connecticut
September 24, 1999

                             TRINITECH SYSTEMS, INC.
                              Stamford Harbor Park
                                333 Ludlow Street
                               Stamford, CT 06902

--------------------------------------------------------------------------------

                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 1999

--------------------------------------------------------------------------------


         This Proxy Statement is furnished to shareholders of Trinitech Systems, Inc., a New York corporation (the "Company"), in connection with the solicitation, by order of the Board of Directors of the Company, of proxies to be voted at a Special Meeting of Shareholders to be held on October 21, 1999 at 10:00 A.M., Local Time, at the principal executive offices of the Company located at Stamford Harbor Park, 333 Ludlow Street, Stamford, CT 06902. The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement and enclosed proxy card will be first mailed to the shareholders of the Company on or about September 24, 1999.

         As indicated in the Notice of Annual Meeting of the Shareholders, the Meeting has been called to (1) ratify and approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from Trinitech Systems, Inc. to NYFIX, Inc., (2) ratify and approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common stock from 15,000,000 to 60,000,000 and increase the number of authorized shares of Preferred Stock from 1,000,000 to 5,000,000 and (3) consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

                            PROXIES AND VOTING RIGHTS

         Shareholders of record at the close of business on September 14, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. The voting securities of the Company outstanding on the Record Date consisted of 9,635,851 shares (the "Shares") of Common Stock, entitling the holders thereof to one vote per Share. There was no other class of voting securities of the Company outstanding on such date. All Shares have equal voting rights. A majority of the outstanding Shares present in person or by proxy is required for a quorum. The affirmative vote of the holders of a majority of the outstanding Shares is required for the approval of the amendments to the Company's Certificate of Incorporation to be considered at the Meeting.

         All proxies delivered pursuant to this solicitation may be revoked by the person executing the same by notice in writing received at the office of the Company at any time prior to exercise. If not revoked, the Shares represented thereby will be voted at the Meeting. All proxies will be voted in accordance with the instructions specified thereon. If no specification is indicated on the proxy, the Shares represented thereby will be voted (i) FOR the amendments to the Company's Certificate of Incorporation and (ii) at the discretion of the proxy holders on any other matters that may properly come before the Meeting. The Board of Directors does not know of any matters to be considered at the Meeting other than the aforementioned items.

         An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the required vote on a proposal, abstentions will be treated as Shares present and entitled to vote, and for purposes of determining the outcome of the vote on a proposal, will have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding Shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions form the beneficial owner. Broker "non-votes" on a proposal will not be treated as Shares present and entitled to vote on the proposal, but will have the effect of a vote against such proposal.

         All expenses in connection with the solicitation will be borne by the Company. The Company has retained the services of ChaseMellon Shareholder Services to assist in the solicitation of proxies, who will receive a fee from the Company for services rendered of approximately $9,500, plus out-of-pocket expenses. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone, telegraph or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding Shares in the names of their nominees for their reasonable expenses in sending proxy material to their principals.


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               SECURITY OWNERSHIP

         The following table sets forth information concerning ownership of the Company's Shares, as at the Record Date, by (i) each person known by the Company to be the beneficial owner of more than five percent of the Shares, (ii) each director and each executive officer named in the Summary Compensation Table in the Company's most recent Proxy Statement filed May 5, 1999 and, (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each shareholder has sole voting power and sole dispositive power with respect to the indicated Shares.


                                                                         Percentage of
Name and Address of Beneficial Owner         Shares Beneficially Owned     Class (*)
------------------------------------         -------------------------     ---------

Peter Kilbinger Hansen                             1,085,850 (1)             11.3%
333 Ludlow Street
Stamford, CT  06902
Jerome Belson                                       689,000(2)                7.2%
495 Broadway 6th Floor
New York, NY  10012
Carl E. Warden                                      470,000 (3)               4.9%
1516 Country Club Drive
Los Altos, CA  94024
Lars Kragh                                          252,650 (4)               2.6%
333 Ludlow Street
Stamford, CT  06902
Craig M. Shumate                                    55,487 (5)                 **
29 Hilltop Road
Mendham, NJ  07945
Dr. John H. Chapman                                      0                     **
6 Landmark Square
Stamford, CT  06901
Richard A. Castillo                                 10,000 (6)                 **
333 Ludlow Street
Stamford, CT 06902
All Executive Officers and Directors as              1,873,987               19.4%
a Group (6 persons)


*  Based upon 9,635,851 shares outstanding on September 14, 1999.
** Less than 1% of outstanding Common Stock.

(1) Includes 650,000 shares held by TechSoft, a corporation partially owned by Mr. Hansen, which shares may be deemed to be beneficially owned by Mr. Hansen. Also included are 7,500 shares subject to warrants and 122,500 options to purchase the Company's Common Stock held by Mr. Hansen which are exercisable within 60 days hereof.
(2) Includes 150,000 shares issuable upon exercise of warrants within 60 days hereof. Also includes (i) 112,000 shares held by the Jerome Belson Foundation, (ii) 10,000 shares held by Matthew Belson, and (iii) 32,000 shares held by Maxine Belson, which shares may be deemed to be beneficially owned by Mr. Belson.

(3) Includes 22,500 shares issuable upon exercise of warrants within 60 days hereof.
(4) Includes 40,000 shares issuable upon exercise of options within 60 days hereof.
(5) Includes 22,500 shares issuable upon exercise of warrants within 60 days hereof. Also includes 4,600 shares held by Rachel Shumate which may be deemed to be beneficially owned by Mr. Shumate.
(6) Consists of shares issuable upon exercise of options within 60 days hereof.

           PROPOSAL NO. 1 - AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                   INCORPORATION TO CHANGE THE COMPANY'S NAME

         At the Meeting, you are being asked to approve an amendment to the Company's Certificate of Incorporation that will change the Company's name from Trinitech Systems, Inc. to NYFIX, Inc. In the judgment of the Board of Directors, the change of corporate name better reflects the Company's core business focus as a leading provider of real-time electronic trade entry and routing systems to the global financial services industry through the use of its NYFIX Network, which enables users to electronically communicate trade data. The Company also believes the name change will enable the Company to better create brand identity of its products utilizing the NYFIX Network. If the proposed name change is adopted, the Company intends to use the name NYFIX, Inc. in its communications with shareholders and the investment community.

         If the amendment is adopted, shareholders will not be required to exchange outstanding stock certificates for new certificates. If approved by the shareholders, the amendment to the Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of New York, which filing is expected to take place shortly after the Meeting.

         Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding Shares, voting by proxy or in person, which are entitled to vote at the Meeting. Unless otherwise specified, the persons designated in the proxy will vote the Shares covered thereby at the Meeting FOR the approval of the Amendment.

Proposed Resolution

                  RESOLVED,   that   Article   FIRST  of  the   Certificate   of
Incorporation be amended in its entirety to read as follows:

                  "FIRST:  The name of the Corporation shall be NYFIX, Inc."

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote "FOR" the Amendment to the Certificate of Incorporation to change the name of the Company to NYFIX, Inc.

           PROPOSAL NO. 2 - AMENDMENT TO THE COMPANY'S CERTIFICATE OF
          INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                           COMMON AND PREFERRED STOCK

         At the Meeting, you are being asked to approve an amendment to the Company's Certificate of Incorporation that will (i) increase the authorized shares of the Company's Common Stock from 15,000,000 to 60,000,000 shares and
(ii) increase the authorized shares of the Company's Preferred Stock from 1,000,000 to 5,000,000 shares.

         On August 31, 1999, the Board of Directors approved a 3-for-2 stock split to be effected by means of a 50% stock dividend (the "Stock Split"), subject to shareholder approval of the increase in the Company's authorized capitalization. The Board of Directors of the Company believes the increase in the authorized shares is necessary to permit the Company to effect the Stock Split and provide the Company with the flexibility to act in the future with respect to financing programs, acquisitions and other corporate purposes without the delay and expense incidental to obtaining shareholder approval each time such an opportunity may arise.

         On September 14, 1999, the Company had 9,635,851 shares of Common Stock issued and outstanding. Also on that date, the Company had 1,248,816 shares of Common Stock subject to outstanding options under the Company's Amended and Restated 1991 Incentive and Nonqualified Stock Option Plan, and an additional 253,250 shares of Common Stock subject to outstanding warrants. These numbers do not take into account the effect of the Stock Split. After accounting for the Stock Split, on a fully-diluted basis, approximately 16,706,876 shares will have been issued or reserved for issuance. In addition, as of September 14, 1999 the Company had 100,000 shares of Preferred Stock reserved for issuance in connection with the Company's Shareholder Rights Plan.

         The lack of authorized Common Stock and Preferred Stock available for issuance unnecessarily limits the Company's ability to increase the number of shares outstanding through future stock splits or stock dividends or pursue opportunities for future financings, acquisitions, mergers and other transactions. The Board of Directors believes that the increase in the authorized shares of Common Stock and Preferred Stock is necessary to provide the Company with the flexibility to pursue the types of opportunities described above without added delay and expense.

         The availability of authorized but unissued shares of Common Stock might be deemed to have the effect of preventing or discouraging an attempt by another person to obtain control of the Company, because the additional shares could be issued by the Board of Directors, which could dilute the stock ownership of such person. In addition, the Company's Certificate of Incorporation authorizes the issuance of "blank check" Preferred Stock with the designations, rights and preferences as may be determined from time to time by the Board of Directors. Accordingly, the Board of Directors is empowered, without shareholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of our Common Stock. The issuance of Preferred Stock could discourage, delay or prevent a change in control of the Company and also may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though the transaction might be economically beneficial to the Company and its shareholders. This proposal is not being proposed in response to a known effort to acquire control of the Company.

         The additional shares of Common Stock to be authorized by adoption of the amendment to the Certificate of Incorporation would have rights identical to the currently outstanding shares of Common Stock of the Company. Adoption of the proposed amendment to the Certificate of Incorporation would not affect the rights of the holders of currently outstanding shares of Common Stock.

         If approved by the shareholders, the amendment to the Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of New York, which filing is expected to take place shortly after the Meeting. Shares of Common Stock to be distributed in connection with the Stock Split shall be distributed to shareholders of record on a record date to be specified by the Company on the earliest practicable date following approval of this Proposal 2 and the filing of the amendment to the Certificate of Incorporation, with such shares of Common Stock to be distributed as promptly as practicable thereafter.

         Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding Shares, voting by proxy or in person, which are entitled to vote at the Meeting. Unless otherwise specified, the persons designated in the proxy will vote the Shares covered thereby at the Meeting FOR the approval of the Amendment.

Proposed Resolution

                  RESOLVED,   that   Article   THIRD  of  the   Certificate   of
Incorporation be amended in its entirety to read as follows:

                           "THIRD: The total number of shares that may be issued by the corporation is sixty million (60,000,000) shares of common stock, all of which shall have a par value of $.001, and five million (5,000,000) shares of preferred stock, all of which shall have a par value of $1.00; stockholders shall have no preemptive rights to subscribe for shares or other securities of the Corporation. Each share of common stock of the Corporation shall have one vote for all corporate purposes with no cumulative voting rights. Each share of preferred stock shall have such designations, privileges, preferences, and voting powers as shall be determined by the Board of Directors of the Corporation."

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote "FOR" the Amendment to the Certificate of Incorporation to increase the authorized capitalization of the Company.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended for presentation at the next Annual Meeting of Shareholders and intended to be included in the Company's Proxy Statement and form of proxy relating to that meeting must be received at the offices of the Company no later than December 15, 1999.

                                  OTHER MATTERS

         The Board of Directors does not know of any matter, other than those described above, that may be presented for action at the Meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

                                          By Order of the Board of Directors,



                                          Richard A. Castillo
                                          Secretary
                                          Trinitech Systems, Inc.

Stamford, Connecticut
September 24, 1999

                             TRINITECH SYSTEMS, INC.
                                     -PROXY-
                         SPECIAL MEETING OF STOCKHOLDERS
                                October 21, 1999

         The undersigned hereby  constitutes and appoints Peter K. Hansen,  John
H. Chapman, Craig M. Shumate and Carl E. Warden, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Trinitech Systems, Inc. (the "Company"), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company, to be held at Stamford Harbor Park, 333 Ludlow Street, Stamford, Connecticut 06902, at 10:00 A.M. Local Time, on October 21, 1999, and all adjournments thereof, upon the following matters:

         1. Approval of the amendment of the Certificate of Incorporation to change the Company's name from Trinitech Systems, Inc. to NYFIX, Inc.

                  /  /    FOR               / / AGAINST           / /ABSTAIN

         2. Approval of the amendment of the Certificate of Incorporation to increase the number of authorized shares of common stock, $.001 par value of the Company from 15,000,000 to 60,000,000 and increase the number of authorized shares of preferred stock, $1.00 par value of the Company from 1,000,000 to 5,000,000.

                  /  /    FOR               / / AGAINST           / /ABSTAIN

         3. In their discretion, such other business as may properly come before the Meeting and any and all adjournments thereof.

This proxy is solicited on behalf of the management. The shares of common stock represented by this Proxy will be voted in accordance with the foregoing instructions. In the absence of any instructions, such shares will be voted for the proposals in Items 1 and 2.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Company, each dated September 24, 1999. The undersigned hereby revokes an proxy to vote shares of common stock of the Company heretofore given by the undersigned.

Dated:__________________, 1999


---------------------------------
(Signature of Shareholder)

Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint tenants should both sign.